Additional Financial Information - Summary of the Receivables Transferred Under the Pooled Monetization Agreement (Details) - Third-Party Purchasers, Revolving Pooled Agreements [Member] - Trade Accounts Receivable [Member] - USD ($)
$ in Millions
	12 Months Ended
	Mar. 31, 2024	Mar. 31, 2023
Accounts Receivables Transferred Under Agreement [Line Items]
Gross cash proceeds received for receivables transferred and derecognized	$ 22.2	$ 167.0
Less amounts from collections reinvested under revolving agreement	(9.1)	(94.3)
Proceeds from new transfers	13.1	72.7
Collections not reinvested and remitted or to be remitted	(13.4)	(66.6)
Net cash proceeds received (paid or to be paid)	(0.3)	6.1
Carrying value of receivables transferred and derecognized	22.1	164.8
Obligations recorded	2.1	5.9
Loss recorded related to transfers of receivables	$ 2.0	$ 3.7